Filed Pursuant to Rule 497(e)

GABELLI 787 FUNDS INC.

Gabelli Enterprise Mergers & Acquisitions Fund (the “Fund”)

Supplement dated May 7, 2026, to the Fund’s Statutory Prospectus (the “Prospectus”)

The following paragraphs are added to the disclosure to each Prospectus sub-section entitled “Management – The Portfolio Managers”:

As previously announced by GAMCO Investors, Inc. (“GAMCO”) on March 23, 2026, GAMCO Investors, Inc.’s (“GAMCO”) Chairman, Mario J. Gabelli (“Mr. Gabelli”), Trustee, Chairman and Chief Investment Officer of the Fund, and Chairman, Co-Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., was admitted to the hospital for observation and testing after a medical incident March 19, 2026, following a busy day of events around New York City. His condition is improving and he is on the road to recovery, but the timeline for his return is not yet known.

On March 22, 2026, GAMCO, the parent company of the Fund’s adviser, Gabelli Funds, LLC, implemented GAMCO’s succession plan that has been in place for several years. In accordance with that plan, Christopher J. Marangi was named President of GAMCO on March 22, 2026. The day-to-day operations of GAMCO will continue to be led by Co-CEO Douglas Jamieson and President Christopher J. Marangi.

While the timeline for Mario J. Gabelli’s return remains undetermined, the day-to-day operations of the Company will continue to be led by co-CEO, Douglas R. Jamieson, and Christopher J. Marangi.

Kevin V. Dreyer and Willis Brucker, portfolio managers of the Fund, will continue to be responsible for the day to day management of the Fund’s portfolio during Mr. Gabelli’s absence.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE